UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2007

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer
Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of Principal Executive Offices) (Zip Code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2007, the board of directors of Christopher & Banks Corporation (the “Company”) approved an annual salary for fiscal 2008 of $375,000 for Monica Dahl, Executive Vice President and Chief Operating Officer and an annual salary for fiscal 2008 of $330,000 for Andrew Moller, Executive Vice President and Chief Financial Officer.

On February 22, 2207, the board of directors also approved, pursuant to the recommendation of the board’s compensation committee, Amendment No. 1 to the Christopher & Banks 2006 Senior Executive Incentive Plan (the “Amendment”).  The Amendment is designed to permit the payment of awards under the plan based on the achievement of performance goals for the first half of the fiscal year.  Before the Amendment, the 2006 Senior Executive Incentive Plan permitted awards based only on achievement of performance goals for the entire fiscal year.  The Amendment does not change the maximum award payable to a participant under the Plan for a full fiscal year which is $2.5 million, but adds a provision stating that the maximum award payable to a participant for the first half of the fiscal year is $1.25 million.  The Amendment is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.  This summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment filed with this Form 8-K

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2007, the board of directors of the Company adopted Amended and Restated Bylaws (referred to herein as the “Amended and Restated Bylaws”).  The Amended and Restated Bylaws are attached to this Form 8-K as Exhibit 3.1 and are incorporated herein by reference.  The summary of the Amended and Restated Bylaws and the changes from the Bylaws in effect before February 22, 2007 (the “Old Bylaws”) provided below is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed with this Form 8-K:

•                  Various Sections Throughout Bylaws.  The Old Bylaws  had been adopted in 1996 when the Company was named Braun’s Fashions Corporation and was operating under a plan of reorganization under Chapter 11 of the United States Bankruptcy Code.  The Amended and Restated Bylaws delete “Braun’s Fashions Corporation” and replace it with the Company’s current name “Christopher & Banks Corporation” and delete all references to the plan of reorganization.

•                  Various Sections Throughout Bylaws.  The Old Bylaws refer to the President as the principal executive officer of the Company and do not provide for an officer with the title “Chief Executive Officer.”  The Amended and Restated Bylaws have been revised to provide that the principal executive officer shall be the Chief Executive Officer but also permit the position of President, who may be someone other than the Chief Executive Officer.  The Amended and Restated Bylaws replace the term “President” with the term “Chief Executive Officer” wherever the term “President” was used to refer to the principal executive officer of the Company.

•                  Article I. Section 1.  Annual Meetings.  This section was revised to delete language requiring that the annual meeting for stockholders be held in August or September and replace it with language stating that the date, time and place of the meeting shall be fixed by resolution of the Board of Directors.

•                  Article I. Section 2.  Special Meetings.  This section was revised to permit the Chairman of the Board, Chief Executive Officer or Secretary to call a special meeting of stockholders upon written request of the Board of Directors.  The previous language permitted only the President or Secretary to call such meetings.

•                  Article I. Section 11.  Notice of Nominations and Other Business at Annual Meetings.  This section was revised to change references to “shareholders” to “stockholders” to be consistent with other sections of the Bylaws and with Delaware law.  In Section 11(b) we have clarified that in addition to the notice provisions that were included in the Old Bylaws, any other business to be brought before an annual meeting by a stockholder must be a proper matter for stockholder action.

•                  Article II.  Section 1.  General Power.  The Amended and Restated Bylaws add a sentence stating that the Board of Directors may delegate its authority, subject to reasonable supervision, to any committee, officer or agent and grant the power to sub-delegate.

•                  Article II.  Section 2.  Number.  The Amended and Restated Bylaws delete a prohibition against impairing the rights of Senior Preferred Stock to elect one director to the Board of Directors, because there are no outstanding shares of Senior Preferred Stock, and no such rights to elect a director currently exist.

•                  Article II.  Section 7.  Regular Meetings.  The Amended and Restated Bylaws delete a provision requiring the Board to meet for purposes of electing officers “as soon as practicable after each annual election of directors” and replace it with a provision permitting such meetings “at such times as it [the Board] deems appropriate.”

•                  Article II.  Sections 13 and 14.  Chairman of the Board and Vice Chairman of the Board.  The Amended and Restated Bylaws include new sections 13 and 14 setting forth the duties of the Chairman of the Board and the Vice Chairman of the Board, and providing that the Chairman shall be designated as either a “Non-Executive Chairman of the Board” or an “Executive Chairman of the Board.”

•                  Article III.  Section 1.  Officers Enumerated.  The Amended and Restated Bylaws add the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer as officers of the Company and delete the Chairman of the Board and the Treasurer from the list of officers.  In addition, a sentence is added clarifying that if the Chairman of the Board is designated as an Executive Chairman, the Chairman shall be deemed an officer of the Company.

•                  Article III.  Section 2.  Election and Term of Office.  The Amended and Restated Bylaws delete the requirement that officers be elected at the Board’s “first meeting held after the annual meeting of stockholders” and replace it with permitting election of officers at “such times as the Board deems appropriate.”

•                  Article III.  Section 3.  Chief Executive Officer.  The Amended and Restated Bylaws delete the reference to the Chairman of the Board (since the duties of the Chairman have been moved to Article II, Section 13) and replace it with a discussion of the duties of the Chief Executive Officer.

•                  Article III.  Section 4.  President.  The Amended and Restated Bylaws delete the description of the President as the chief executive officer of the Company and replace it with a provision stating that the President shall have duties prescribed by the Board of Directors or delegated by the Chief Executive Officer.

•                  Article III.  Section 5.  Chief Operating Officer.  The Amended and Restated Bylaws include a new Section 5 defining the duties of the Chief Operating Officer.

•                  Article III.  Section 6.  The Vice Presidents.  The Amended and Restated Bylaws revise the description of the Vice Presidents to state that categories of Vice Presidents may include “Executive Vice Presidents,”  Senior Vice Presidents,” and “Vice Presidents” with such duties as shall be prescribed by the Board of Directors or by the Chief Executive Officer.

•                  Article III.  Section 8.  Chief Financial Officer.  The Amended and Restated Bylaws delete the reference to the “Treasurer” and replace it with “Chief Financial Officer.”

•                  Article III.  Section 9.  Assistant Officers.  The Amended and Restated Bylaws replace the reference to “Assistant Treasurer” with “Assistant Financial Officer.”

•                  Article IV.  Section 1.  Certificates.  The Amended and Restated Bylaws delete the statement that “Certificates for the Corporation’s capital stock shall be in such form as required by law and approved by the Board of Directors” and replace it with the following:  “Shares of the capital stock of the Corporation may be certificated or uncertificated, as provided under the General Corporation Law of the State of Delaware.  Each stockholder, upon written request to the transfer agent or registrar of the Corporation shall be entitled to a certificate of the Corporation’s capital stock in such form as required by law and approved by the Board of Directors.”

•                  Article IV.  Section 3.  Transfers of Shares.  The Amended and Restated Bylaws revise this section to clarify that presentation of stock certificates in connection with a transfer is required only in the case of stock represented by a certificate.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		3.1	Amended and Restated Bylaws

		10.1	Amendment No. 1 to Christopher & Banks Corporation Senior Executive Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: February 28, 2007	By:	/s/ Michael J. Lyftogt
Michael J. Lyftogt
Vice President of Finance

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
February 22, 2007	001-31390

CHRISTOPHER & BANKS CORPORATION

EXHIBIT NO.	ITEM

3.1	Amended and Restated Bylaws

10.1	Amendment No. 1 to Christopher & Banks Corporation Senior Executive Incentive Plan